UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2023

Potbelly Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 325 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 951-0600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2023, Potbelly Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders, at which the Company’s stockholders voted on the (i) election of nine director nominees (Proposal 1), (ii) ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2), (iii) approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3) and (iv) approval of the amendment to the Potbelly Corporation 2019 Amended and Restated Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder. The results of the votes are set forth below.

Proposal 1

The Company’s stockholders voted in favor of the election of the following director nominees to the Board of Directors of the Company for a term of one year or until his or her successor is duly elected or appointed and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Vann Avedisian	17,985,145	46,375	8,382,179
Joseph Boehm	17,227,939	803,581	8,382,179
Adrian Butler	17,996,556	34,964	8,382,179
David Head	17,968,682	62,838	8,382,179
David Near	18,000,497	31,023	8,382,179
Dave Pearson	17,685,264	346,256	8,382,179
Todd Smith	17,393,325	638,195	8,382,179
Jill Sutton	17,880,597	150,923	8,382,179
Robert D. Wright	18,003,636	27,884	8,382,179

Proposal 2

The Company’s stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,251,095	139,260	23,344	0

Proposal 3

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,678,655	341,355	11,510	8,382,179

Proposal 4

The Company’s stockholders approved the amendment to the Potbelly Corporation 2019 Amended and Restated Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,749,940	275,233	6,347	8,382,179

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTBELLY CORPORATION

By:	/s/ Steven Cirulis
Name:	Steven Cirulis
Title:	Senior Vice President, Chief Financial Officer and Chief Strategy Officer

Date: May 19, 2023